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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  August 5, 1994
                Date of Earliest Event Reported:  August 4, 1994


                           TELE-COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


                               State of Delaware
                 (State or other jurisdiction of incorporation)


                0-20421                                  84-1260157
        (Commission File Number)            (I.R.S. Employer Identification No.)


           5619 DTC Parkway
          Englewood, Colorado                              80111
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (303) 267-5500
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Item 5.  Other Events

         On August 4, 1994, the Company and Liberty Media Corporation ("Liberty") each merged (the "Mergers") with separate wholly- owned subsidiaries of TCI/Liberty Holding Company, a new holding company formed by the Company and Liberty. In connection with the Mergers, Tele-Communications, Inc. ("Old TCI") has changed its name to TCI Communications, Inc. ("TCIC") and TCI/Liberty Holding Company changed its name to Tele-Communications, Inc. ("Holding Company"). TCIC, a wholly owned subsidiary of Holding Company, remains the sole obligor with respect to all indebtedness and other obligations of Old TCI outstanding at the time the Mergers were consummated and Holding Company has not assumed any of such indebtedness or other obligations.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 5, 1994



                                        TELE-COMMUNICATIONS, INC.
                                        (Registrant)



                                        By: /s/ Peter R. Barton
                                            Peter R. Barton
                                            Executive Vice President